March 18, 1996
                         DREYFUS BALANCED FUND, INC.
                           SUPPLEMENT TO PROSPECTUS
                            DATED JANUARY 2, 1996
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY
INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
        Effective March 11, 1996, the Fund's primary portfolio manager is Timothy M. Ghriskey. Mr. Ghriskey has been employed by The Dreyfus Corporation since July 1995. From 1985 to June 1995, Mr. Ghriskey was Vice President and Associate Managing Partner of Loomis, Sayles & Company.
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